--------------------------------------------------------------------------------

                                SEMIANNUAL REPORT

                                [PHOTO OMITTTED]

                                 Bank and Thrift
                                  Opportunity
                                      Fund

                                 APRIL 30, 1998



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

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

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                 James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                 Anne C. Hodsdon
                                Charles L. Ladner
                               Leo E. Linbeck, Jr.
                              Patricia P. McCarter*
                              Steven R. Pruchansky*
                               Richard S. Scipione
                      Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                      President and Chief Operating Officer
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                                Thomas H. Connors
                  Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                          CUSTODIAN, TRANSFER AGENT AND
                               DIVIDEND DISBURSER
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                  LEGAL COUNSEL
                                Hale and Dorr LLP
                                 60 State Street
                        Boston, Massachusetts 02109-1803


                   Listed New York Stock Exchange Symbol: BTO
                         John Hancock Closed-End Funds:
                                 1-800-843-0090

================================================================================
                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,

/s/ Edward J. Boudreau

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

         By James K. Schmidt, CFA, Portfolio Management Team Leader and
             Thomas Finucane and Thomas Goggins, Portfolio Managers

                             John Hancock Bank and
                            Thrift Opportunity Fund

                 Bank stocks heat up with consolidation fever;
                 ---------------------------------------------
                       industry fundamentals are stellar
                       ---------------------------------

After some Asia-related weakness in late 1997, U.S. financial markets continued their exuberant ascent in 1998, fueled by the powerful combination of strong economic growth and low inflation. For the six months ended April 30, 1998, the Standard & Poor's 500 Stock Index, a commonly used gauge of the broader stock market, returned 22.49%, including reinvested dividends. As they have for the last several years, large-company stocks led the market's charge.

     Banks and other financial stocks also performed well. Mirroring the broad market, the large superregional and money center bank stocks outperformed their smaller counterparts. For the six months ended April 30, 1998, John Hancock Bank and Thrift Opportunity posted a very strong absolute total return of 20.96% at net asset value. That result was equal to the market's performance for all of 1997. Because the Fund's emphasis is on regional and community banks, rather than on the larger banks that outperformed, our results were just behind the average open-end financial services fund's return of 22.51%, according to Lipper Analytical Services, Inc.

"The past six months have marked a period of frenzied merger activity..."

Performance review

The single most important factor contributing to the financial sector's success is the ideal macroeconomic environment.

[A 2 1/4" x 3 3/4" photo at bottom of page of fund management team. Caption reads "Fund management team members (l-r): (standing) Jay Mckelvey, Tom Goggins, and Tom Finucane, (seated) Lisa Welch, Jim Schmidt and Patricia Ouimet.]

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


[Chart at the top of left hand column with the heading "Top Five Common Stock Holdings". The chart lists five holdings: 1.) National City Corp. 5.3%; 2.) Summit Bancorp 4.3%; 3.) U.S. Bancorp 4.2%; 4.) NationsBankCorp. 4.0% and 5.) First Union Corp. 3.6%. A note below the chart reads "As a percentage of net assets on April 30, 1998".]

"...earnings in 1998 have generally equaled or surpassed expectations."

A string of mergers involving banks of all size levels, and healthy earnings reports also helped our cause. But these two positives were made even more robust by the moderate, sustainable growth, low inflation and stable interest rates this country has experienced over the last few years. As long as these economic conditions exist, we believe the bank and thrift sector will deliver the bottom-line results and the consolidation wave will roll on.

Consolidation results in  mega-banks

The past six months have marked a period of frenzied merger activity in the bank world. The highlight of late 1997 was the First Union-CoreStates blockbuster, a $17 billion transaction. However, 1998's merger activity has already overshadowed that. April 13 became the most dramatic date in the annals of bank consolidation as two mega-deals were announced.

The proposed merger of NationsBank and BankAmerica would create by far the largest bank in the United States. Despite having coast-to-coast span and a multiple of any other bank's market share, the "new" BankAmerica still falls short of being a national banking institution. It will still fail to cover 28 states and will have no presence at all in populous states such as New York, Ohio, and Michigan. The "other" merger of April 13, which would have dominated banking news on any other day, was between Banc One and First Chicago. This deal will create a banking company with approximately $240 billion in assets that will rank as the nation's sixth largest. These deals, coupled with the merger of Citicorp and Travelers into Citigroup that was announced a week earlier, substantially increase the pressure for industry consolidation. The U.S. banking system is on a path to more closely resemble those of other developed economies, where a handful of institutions control most of the assets.

The asset size needed to join the surviving class of mega-banks keeps being raised, and in this sense the pressure is increased on remaining large banks to gain scale. Banks in the $30 billion to $80 billion range are no longer too big to be acquisition targets. We think that the "mortality rate" through mergers will be highest among banks in this size category. Importantly, the April mega-mergers resulted in no earnings dilution to any of the banks involved and had neutral or positive impacts on their stocks. Thus, we think the market will not discourage similar transactions.

At the same time, there will also continue to be several thousand community banks, many of which will continue to thrive and find their opportunities are actually enhanced by the large bank mergers.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Comerica, Inc. followed by an up arrow with the phrase "Market recognized fundamental strengths". The second listing is Capital Corp. of the West followed by an arrow pointing to the left and right with the phrase "Questions about asset quality". The third listing is Mercantile Bancorp followed by a down arrow and the phrase "Market mistrusts aggressive acquisition strategy". A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the six months ended April 30, 1998". The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 20.96% total return for the John Hancock Bank and Thrift Opportunity Fund. The second bar represents the 22.51% total return for the average open-end financial services fund. A note below the chart reads
"Total returns for John Hancock Bank and Thrift Opportunity Fund are at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper Analytical Services, Inc.]

A byproduct of the Citigroup merger, in our view, is increased likelihood that Congress will enact financial services reform legislation. The bill under consideration will create financial services holding companies that could own commercial banks, securities brokers, and insurance underwriters. We think that this change will prove to be more beneficial to other financial companies than to banks, which is why the banking industry has not supported the legislation. In 1997, the Fund witnessed a record 22 of its holdings announce mergers; in 1998 the merger tally stands at seven. These deals were dispersed across banks of all sizes. We expect numerous additional transactions in the coming months. We have observed often in the past that mergers beget mergers, and a few landmark deals give other managements the incentive to negotiate like transactions. The timing of such mergers is likely to be affected by the need to revamp computer systems to be capable of properly recognizing and processing dates when the new century arrives on January 1, 2000 (the "Y2K" problem). For the next six months, activity could increase as institutions scrambling to meet their Y2K deadlines will be induced to strike deals now and avoid the problem totally. Subsequently, in early 1999, we could witness a brief hiatus in mergers because systems would have to be combined perilously close to the magic date.

"...regional banks continue to represent attractive values..."

Earnings on track, valuations attractive Following an enormously fruitful 1997, earnings in 1998 have generally equaled or surpassed expectations. The continued economic conditions that are so ideal for bank stocks have enabled our companies to report 12% year-over-year earnings growth in the first quarter of 1998.
Across the gamut of banks and thrifts, loan quality is very good, margins generally remain stable, expense controls have been excellent and stock
repurchases   continue  to  counter  capital  build-up.   Decreasing  levels  of
write-offs and delinquent loans have lessened earlier worries about consumer credit quality. In addition, the Asian economic swoon and gyrating U.S. long-term interest rates have had little effect on the broad underlying strength of the domestic economy. Thus, both loan demand and credit trends continue to maintain a positive balance between quantity and quality. Given our outlook for continued cooperation on the macro-economic front, we believe the average bank firm can show 10% plus earnings increases over 1997.

In retrospect, merger speculation caused some of our favorite regional bank stocks, such as Fund holdings Union Planters Corp., Mercantile Bancorp and Summit Bancorp, to become overvalued at the end of 1997. These stock prices have since declined from their year-end level and are once again reasonably priced. Indeed, bank stocks have become less expensive than

================================================================================

              John Hanock Funds - Bank and Thrift Opportunity Fund


they were compared to the overall market. As a group, their price-earnings multiple relative to the overall market declined from 80% at the end of 1997 to the current level of 73%. That means bank stocks are 27% percent cheaper than the market as a whole. We believe that regional banks continue to represent attractive values, offering predictable, consistent earnings streams and ongoing consolidation potential for less than the price of the market's average stock.

"...the seven-year-old U.S. economic expansion still has legs..."

Fund activity
Overall, the Fund's investment focus has not wavered. We seek capital appreciation by holding a portfolio of small- and mid-cap regional bank and thrift stocks that have healthy fundamentals and may stand in the path of consolidation. Currently, we see no need to overweight any specific geographic regions, because, with the exception of Hawaii, every state is enjoying steady growth. Over time, the Fund has built up substantial positions in several superregional banks that were inherited through mergers. As market conditions and relative valuations dictate, the Fund will continue to reduce these positions to maintain our focus on the regional banks. In this period, we took advantage of their rising stock prices to reduce our holdings in NationsBank and U.S. Bancorp. In addition, we also have been reducing the Fund's holdings in savings and loans, many of which have converted to public ownership and are now buying back stock at attractive levels. We reinvested the money into some of the regional and community banks, such as First Tennessee National and Associated Banc-Corp., when their stock prices were attractive compared to their larger counterparts.

Outlook
Our outlook for bank stocks and the economy in general remains upbeat. As long as the current backdrop of solid economic growth, low interest rates and tame inflation remains, we believe the seven-year-old U.S. economic expansion still has legs and can go well into 1998 without producing inflationary side effects. This positive macroeconomic picture, combined with continued bank mergers and a favorable regulatory environment, keeps us encouraged about the prospects for bank and thrift stocks.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================
                              FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 1998. You'll also find the net asset value for each common share as of that date.

Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Assets:
Investments at value -D Note C:
Common stocks and warrant
  (cost- $381,242,350) ................                          $1,115,927,201
Preferred stocks (cost - $11,225,000)..                              13,770,250
Bonds (cost - $20,882,875) ............                              22,124,500
Short-term investments
  (cost - $66,845,167) ................                              66,845,167
                                                                 --------------
                                                                  1,218,667,118
Cash ..................................                                  26,838
Receivable for investments sold .......                               7,456,531
Interest receivable ...................                                 541,402
Dividends receivable ..................                               3,137,979
Deferred organization expenses -
 Note A ...............................                                  21,114
Other assets ..........................                                  46,179
                                                                 --------------
          Total Assets ................                           1,229,897,161
          ---------------------------------------------------------------------

Liabilities:
Payable for investments purchased .....                               6,196,614
Payable to John Hancock Advisers, Inc.
 and affiliates - Note B ..............                               1,339,222
                                                                 --------------
          Total Liabilities ...........                               7,535,836
          ---------------------------------------------------------------------

Net Assets:
Capital paid-in .......................                             435,267,021
Accumulated net realized gain on
investments ...........................                              43,879,363
Net unrealized appreciation of
investments ...........................                             738,477,603
Undistributed net investment
income ................................                               4,737,338
                                                                 --------------
          Net Assets ..................                          $1,222,361,325
          =====================================================================

Net Asset Value Per Share:
(Based on 88,400,000 shares of beneficial
interest outstanding -D unlimited number of
shares authorized with no par value)...                                  $13.83
===============================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains for the period stated.

Statement of Operations
Six months ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
Investment Income:
 Dividends (including $449,724 received from affiliated
 issuers and net of foreign withholding taxes of
 $20,729) .............................                             $11,466,776
Interest ..............................                               2,709,831
                                                                 --------------
                                                                     14,176,607
                                                                 --------------
Expenses:
Investment management fee- Note B .....                               6,315,425
Administration fee- Note B ............                               1,372,919
New York Stock Exchange fee ...........                                 115,342
Printing ..............................                                  80,963
Custodian fee .........................                                  80,392
Trustees' fees ........................                                  40,905
Auditing fee ..........................                                  17,447
Transfer agent fee ....................                                  13,622
Miscellaneous .........................                                  12,324
Legal fees ............................                                   8,653
Organization expenses- Note A .........                                   7,911
                                                                 --------------
          Total Expenses .............                                8,065,903
          ---------------------------------------------------------------------
          Net Investment Income ......                                6,110,704
          ---------------------------------------------------------------------

Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold
  (including $213,875 on sales of investments
  in affiliated issuers) .............                               43,879,722
Change in net unrealized appreciation/depreciation
 of investments ......................                              175,985,947
                                                                 --------------
          Net Realized and Unrealized
          Gain on Investments ........                              219,865,669
          ---------------------------------------------------------------------
          Net Increase in Net Assets
          Resulting from Operations ..                             $225,976,373
          =====================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       7

================================================================================
                             FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                SIX MONTHS ENDED
                                                                YEAR ENDED       APRIL 30, 1998
                                                             OCTOBER 31, 1997      (UNAUDITED)
                                                              ----------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...................................      $12,354,294          $6,110,704
  Net realized gain on investments sold ...................       52,635,494          43,879,722
  Change in net unrealized appreciation/
  depreciation of investments .............................      308,986,988         175,985,947
                                                              --------------      --------------
   Net Increase in Net Assets Resulting
   from Operations ........................................      373,976,776         225,976,373
                                                              --------------      --------------
Distributions to Shareholders:
  Dividends from net investment income ($0.0297 and
  $0.1400 per share, respectively) ........................       (2,629,876)        (12,375,469)
  Distributions from net realized
  gain on investments sold ($0.0333 and
  $0.5955 per share, respectively) ........................       (2,946,969)        (52,637,780)
                                                              --------------      --------------
  Total Distributions to Shareholders .....................       (5,576,845)        (65,013,249)
                                                              --------------      --------------
From Fund Share Transactions - Net:*.......................       (8,677,032)                -
                                                              --------------      --------------
Net Assets:
  Beginning of period .....................................      701,675,302       1,061,398,201
                                                              --------------      --------------
End of period (including undistributed
net investment income of $11,002,103
and $4,737,338, respectively) .............................   $1,061,398,201      $1,222,361,325
                                                              ==============      ==============
* Analysis of Fund Share Transactions:


                                                                           SIX MONTHS ENDED
                                                YEAR ENDED                   APRIL 30, 1998
                                            OCTOBER 31, 1997                   (UNAUDITED)
                                          -------------------             -------------------
                                           SHARES      AMOUNT              SHARES      AMOUNT
                                          -------     -------             --------    -------
Shares outstanding, beginning
of period ........................       9,588,400   $443,944,053        88,400,000  $435,267,021
Less shares repurchased ..........      (1,188,400)    (8,677,032)            -            -
Shares outstanding, end                 -----------  -------------       ----------   -----------
of period ........................      88,400,000   $435,267,021        88,400,000  $435,267,021
                                        ==========   ============        ==========   ===========


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                             FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund

Financial Highlights
Selected data for a share of beneficial  interest  outstanding  throughout  each period  indicated,  investment  returns,  key ratios and  supplemental  data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------------

                                             FOR THE PERIOD FROM AUGUST 23, 1994        YEAR ENDED OCTOBER 31,      SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)       ------------------------------   APRIL 30, 1998
                                                      TO OCTOBER 31, 1994              1995       1996       1997        (UNAUDITED)
                                                      -------------------            --------   --------   --------       --------
Per Share Operating Performance(1)
Net Asset Value, Beginning of Period .....                   $5.00                     $4.95      $6.62       $7.83        $12.01
                                                          --------                  --------    -------      ------       -------
Net Investment Income ....................                    0.03                      0.13       0.14        0.14          0.07
Net Realized and Unrealized Gain
(Loss) on Investments ....................                   (0.07)                     1.60       1.64        4.08          2.49
                                                          --------                  --------    -------     -------       -------
Total from Investment Operations .........                   (0.04)                     1.73       1.78        4.22          2.56
                                                          --------                  --------    -------     -------       -------
Less Distributions:
Dividends from Net Investment Income......                    -                        (0.06)     (0.23)      (0.03)        (0.14)
Distributions from Net Realized Gain
on Investments Sold ......................                    -                          -        (0.38)      (0.03)        (0.60)
                                                          --------                  --------    -------     -------       -------
Total Distributions ......................                    -                        (0.06)     (0.61)      (0.06)        (0.74)
                                                          --------                  --------    -------     -------       -------
Common Shares Offering Costs .............                   (0.01)                      -          -           -             -
                                                          --------                  --------    -------     -------       -------
Increase due to Purchase of Bank and
Thrift Opportunity Fund Stock at less
than Net Asset Value .....................                    -                          -         0.04        0.02           -
                                                          --------                  --------    -------     -------       -------
Net Asset Value, End of Period ...........                   $4.95                     $6.62      $7.83      $12.01        $13.83
                                                          ========                  ========    =======    ========       =======
Per Share Market Value, End of Period ....                   $4.50                     $5.69      $6.75      $10.64        $13.25
                                                          ========                  ========    =======    ========       =======
Total Investment Return at Market Value...                 (10.00%)(3)                27.91%     29.78%      58.95%        30.80%(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)..                $455,656                  $608,724   $701,675  $1,061,398    $1,222,361
Ratio of Expenses to Average Net Assets..                    1.51%(2)                  1.49%      1.50%       1.45%         1.47%(2)
Ratio of Net Investment Income to
Average Net Assets ......................                    3.22%(2)                  2.22%      1.96%       1.42%         1.08%(2)
Portfolio Turnover Rate ................                        0%                        8%        13%          9%            4%

(1) All per share amounts and net asset values have been restated to reflect the four-for-one stock split effective December 2, 1997.
(2) Annualized.
(3) Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: the net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                             FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund

Schedule of Investments
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Bank and Thrift Opportunity Fund on April 30, 1998. It's divided into four main categories: common stocks and warrant, preferred stocks, bonds and short-term investments. The common stocks and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
COMMON STOCKS AND WARRANT
Banks - Foreign  (2.24%)
Allied  Irish Banks PLC,
American Depositary Receipts (Ireland).......         79,000          $6,557,000
Oriental Financial Group (Puerto Rico).......         11,100     `       462,038
Popular, Inc. (Puerto Rico)..................        290,000          20,372,500
                                                                     -----------
                                                                      27,391,538
                                                                     -----------
Superregional Banks (14.08%)
First Union Corp. (NC) ......................        723,125          43,658,672
Fleet Financial Group, Inc. (MA).............        235,206          20,315,918
NationsBank Corp. (NC) ......................        639,610          48,450,457
Norwest Corp. (MN) ..........................        528,102          20,959,048
PNC Bank Corp. (PA)..........................        641,500          38,770,656
                                                                     -----------
                                                                     172,154,751
                                                                     -----------
Regional Banks (61.40%)
ABC Bancorp. (GA)............................         59,500           1,033,813
Alabama National Bancorp. (AL) ..............        130,000           4,160,000
American Bancorp. (WV) ......................         35,000             883,750
American Bancshares, Inc.* (FL) .............         64,500             838,500
Associated Banc-Corp. (WI)...................         71,036           3,729,390
BancFirst Corp. (OK) ........................         72,500           3,262,500
BancFirst Ohio Corp. (OH)....................         41,000           2,121,750
BancorpSouth, Inc. (MS) .....................         59,000           2,629,187
Bank of Rhode Island * (RI) .................         20,500             366,438
Bank of the Ozarks, Inc. (AR) ...............         60,000           2,085,000
Banknorth Group, Inc. (VT) ..................        126,000           4,567,500
BB&T Corp. (NC) .............................        528,880          35,567,180
BCB Financial Services Corp. (PA)............         27,500             821,563
Beverly Bancorp., Inc. (IL) .................         45,150           1,179,544
Beverly National Corp. (MA) .................         50,000           1,025,000
BNCCorp, Inc.* (ND)..........................         57,500          $1,135,625
Broad National Bancorp. (NJ).................         96,139           2,042,954
BT Financial Corp. (PA) .....................         18,950           1,099,100
BYL Bancorp. (CA) ...........................        110,000           2,392,500
California State Bank (CA) ..................         83,200           4,305,600
Cape Cod Bank & Trust Co. (MA) ..............         67,500           2,835,000
Capital Corp. of the West * (CA) ............         57,000             812,250
Carolina First Corp. (SC) ...................         43,890           1,272,810
CCB Financial Corp. (NC) ....................        110,025          11,965,219
Centura Banks, Inc. (NC) ....................         82,500           5,940,000
Century Financial Corp. (PA) ................         70,000           1,925,000
Chittenden Corp. (VT) .......................         83,827           3,143,512
City National Corp. (CA) ....................         44,977           1,672,582
CNB Bancshares, Inc. (IN)....................         44,963           2,203,187
Colonial BancGroup, Inc. (AL)................        756,500          27,139,437
Columbia Bancorp. (MD) ......................         53,000           1,934,500
Comerica, Inc. (MI) .........................        257,250          17,219,672
Commercial Bankshares, Inc. (FL).............         40,110             975,174
Commonwealth Bankshares, Inc.* (VA) .........         34,523             517,845
Community Banks, Inc. (PA) ..................         34,650           1,394,663
Community Bankshares, Inc.  (VA) ............         38,162           1,106,698
Compass Bancshares, Inc. (AL) ...............        543,905          26,379,392
Cowlitz Bancorp. * (WA) .....................         42,500             584,375
Crestar Financial Corp. (VA) ................        569,076          34,037,858
Desert Community Bank (CA) ..................         49,500           1,621,125
DNB Financial Corp. (PA) ....................         47,478           1,637,991
Empire Banc Corp. (MI) ......................         21,126           1,151,367
Evergreen Bancorp., Inc. (NY) ...............         54,800           1,602,900
F & M National Corp.* (VA) ..................         16,000             516,000
First American Corp. (TN) ...................        644,200          31,767,112
First Commerce Corp. (LA) ...................        360,000          29,295,000
First Financial Corp. (RI) ..................         84,000           1,407,000
First Hawaiian, Inc. (HI) ...................         47,000           1,844,750
First Security Corp. (UT) ...................        391,250           9,585,625
First State Bancorp. (NM)....................         82,625           1,993,328
First Tennessee National Corp. (TN) .........        241,400           8,313,212
First Victoria National Bank (TX) ...........         48,100           1,984,125
Firstar Corp. (WI) ..........................        275,352          10,274,071
F.N.B.  Corp. (PA) ..........................         45,166           1,682,434
FNB Bankshares (ME) .........................         20,780             709,014
FNB Financial Services Corp. (NC) ...........         40,000             930,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                             FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
Regional Banks (continued)
FNB Rochester Corp. (NY) ....................         24,500            $496,125
Harleysville National Corp. (PA).............         46,000           1,937,750
Imperial Bancorp.* (CA) .....................        196,657           5,764,508
Independent Bankshares, Inc. (TX) ...........         32,500             593,125
Keystone Financial, Inc. (PA) ...............        129,850           5,064,150
Magna Group, Inc. (MO) ......................        115,500           6,828,937
Mahaska Investment Co. (IA) .................        249,171           5,481,762
Mahoning National Bancorp. (OH) .............         68,600           2,606,800
Marathon Financial Corp. (VA) ...............         15,000             125,625
Mercantile Bancorp., Inc. (MO) ..............        502,450          27,823,169
MetroBanCorp. (IN) ..........................         51,450             546,656
Midwest Banc Holdings, Inc. (IL).............         45,000             866,250
Mississippi Valley Bancshares, Inc. (MO).....         92,500           3,754,922
National City Corp. (OH) ....................        929,340          64,356,795
New England Community Bancorp.
 (Class A) (CT) .............................        208,500           5,160,375
North Fork Bancorp., Inc. (NY) ..............        234,100           8,690,962
Old Kent Financial Corp. (MI) ...............        361,454          14,051,524
One Valley Bancorp., Inc. (WV) ..............        134,590           5,232,186
Pacific Century Financial Corp. (HI) ........        602,500          14,874,219
Prime Bancshares, Inc.* (TX).................         13,500             361,125
Provident Bankshares Corp. (MD) .............        338,343          10,996,147
Regions Financial Corp. (AL).................        174,912           7,630,536
Riggs National Corp. (DC) ...................         55,000           1,584,688
Salem Bank & Trust (VA) .....................         44,990             877,305
Santa Barbara Bancorp. (CA) .................         45,000           1,260,000
Security Bank Corp.* (VA)....................         31,000             372,000
Shore Financial Corp.* (VA) .................         17,250             213,469
Six Rivers National Bank* (CA) ..............         33,500             640,688
Southtrust Corp. (AL) .......................        720,000          30,735,000
Southwest Bancorp. of Texas, Inc.* (TX) .....         98,990           3,959,600
Southwest Bancorp., Inc. (OK) ...............         10,500             330,750
Summit Bancorp. (NJ) ........................      1,038,305          52,045,038
Summit Bancshares, Inc. (TX) ................        227,400           5,102,287
Sun Bancorp., Inc. * (NJ) ...................        154,030           4,851,945
Surety Capital Corp.* (TX) ..................        253,700           1,363,638
TCF Financial Corp. (MN) ....................         50,008           1,628,386
Tehama Bancorp. (CA) ........................         56,552             940,177
Texas Regional Bancshares, Inc.
(Class A) (TX) ..............................         44,750           1,476,750
TriCo Bancshares (CA) .......................         20,500             630,375
UCBH Holdings, Inc.*  (CA) (r)...............        133,333           1,999,995
Union Planters Corp. (TN) ...................        706,975          43,478,962
United Security Bancorp.* (WA) ..............        172,215           3,853,311
Univest Corp. (PA) ..........................         25,000           1,762,500
U.S. Bancorp. (OR) ..........................        399,828          50,778,156
Regional Banks (continued)
U.S. Trust Corp. (NY) .......................         52,000          $3,692,000
Vermont Financial Services Corp. (VT)........         78,000           2,281,500
VRB Bancorp. (OR) ...........................         32,500             357,500
West Coast Bancorp. (OR) ....................         91,280           2,384,690
Western Bancorp. (CA) .......................         11,000             472,313
Whitney Holding Corp. (LA) ..................        148,000           9,009,500
Yardville National Bank (NJ) ................         98,400           1,820,400
Zions Bancorp. (UT) .........................         52,875           2,703,234
                                                                     -----------
                                                                     750,470,927
                                                                     ===========
Thrifts (11.67%)
Bank Plus Corp.* (CA) .......................         36,358             511,284
Bank West Financial Corp. (MI) ..............        168,000           2,373,000
BostonFed Bancorp., Inc. (MA) ...............        106,000           2,583,750
Cameron Financial Corp. (MO).................         75,000           1,584,375
CitFed Bancorp, Inc. (OH) ...................         48,000           2,544,000
Commercial Federal Corp. (NE) ...............         69,758           2,528,727
Community Financial Corp. (IL) ..............         20,000             460,000
CSB Financial Group, Inc.* (IL) .............         10,000             136,250
Dime  Bancorp.,  Inc. (NY) ..................         24,500             751,844
Financial Bancorp., Inc. (NY) ...............         70,000           1,855,000
First Colorado Bancorp., Inc. (CO)...........         96,000           2,808,000
First Defiance Financial Corp. (OH)..........         90,885           1,363,275
First Federal Capital Corp. (WI) ............         31,000           1,100,500
First Keystone Financial, Inc. (PA) .........         40,000             825,000
First SecurityFed Financial, Inc.* (IL) .....         65,000           1,088,750
First Source Bancorp., Inc. (NJ).............         75,000             796,875
GA Financial, Inc. (PA) .....................         72,500           1,431,875
Golden State Bancorp., Inc.* (CA)............         33,000           1,287,000
GreenPoint Financial Corp. (NY) .............        630,000          25,003,125
Guaranty Financial Corp. (VA)................         30,000             465,000
Highland Bancorp., Inc. (CA) ................         79,167           3,245,847
Hingham Institute for Savings (MA)...........         60,000           2,115,000
HMN Financial, Inc.* (MN) ...................         36,500             976,375
InterWest Bancorp., Inc. (WA) ...............         21,900             973,181
ISB Financial Corp. (LA) ....................        120,000           3,420,000
Lawrence Savings Bank* (MA) .................         70,000           1,242,500
Little Falls Bancorp., Inc. (NJ) ............        105,000           2,231,250
Local Financial Corp. (DE) (R) ..............        310,000           4,030,000
Long Island Bancorp., Inc. (NY)..............        174,200          11,497,200
New Hampshire Thrift Bancshares, Inc.
(NH) ........................................         25,000             515,625
North Central Bancshares, Inc. (IA) .........         55,000           1,326,875
Northwest Equity Corp. (WI) .................         61,000           1,265,750
Pamrapo Bancorp., Inc. (NJ) .................         86,000           2,408,000
Patriot Bank Corp. (PA) .....................         51,600             915,900

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                             FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund

                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
Thrifts (continued)
PennFed Financial Services, Inc. (NJ)........        611,000         $10,921,625
PeopleOs Bancshares, Inc. (MA)...............         50,000           1,337,500
Peoples Heritage Financial Group, Inc. (ME)..         59,854           2,887,956
Pittsburgh Home Financial Corp. (PA).........        100,000           1,800,000
Quaker City Bancorp., Inc.* (CA) ............         80,000           1,810,000
St. Landry Financial Corp.* (LA).............         25,000             443,750
Scotland Bancorp., Inc. (NC).................         22,500             202,500
SFC Acquisition Corp. (AR) (r) ..............        150,000           1,500,000
SGV Bancorp., Inc.* (CA) ....................         20,000             360,000
SIS Bancorp., Inc. (MA) .....................         92,000           3,933,000
Southern Missouri Bancorp., Inc. (MO)........         40,700             854,700
Sovereign Bancorp., Inc. (PA) ...............         15,688             296,111
Stone Street Bancorp., Inc. (NC) ............          3,500              70,438
Sturgis Federal Savings Bank (MI) ...........         40,500           1,316,250
Teche Holding Co. (LA) ......................         80,000           1,675,000
Warren Bancorp., Inc. (MA) ..................         70,000           1,925,000
Washington Mutual, Inc. (WA).................        222,300          15,574,894
Wells Financial Corp.* (MN) .................        122,000           2,592,500
WesterFed Financial Corp. (MT)...............        209,162           5,490,502
                                                                   -------------
                                                                     142,652,859
                                                                   -------------
Other (1.31%)
Capital One Financial Corp. (VA) ............        167,000          16,042,438
Core Cap, Inc.* (Class A) (NY) (r)...........            500              10,000
                                                                    ------------
                                                                      16,052,438
                                                                   -------------
WARRANT (0.59%)
Golden State Bancorp., Inc.* (CA) ...........        265,000           7,204,688
                                                                   -------------
         TOTAL COMMON STOCKS
         AND WARRANT
         (Cost $381,242,350)                         (91.29%)      1,115,927,201
                                                  ----------       -------------
PREFERRED STOCKS
Banks & Thrifts (1.13%)
Astoria Financial Corp., Ser B, 12.00%
(NY) ........................................         50,000           1,650,000
Chevy Chase Savings,  13.00% (MD)............         55,000           1,705,000
Community Bank, Ser B, 13.00%(CA)............         21,000             582,750
First Preferred  Capital I, 9.25% (MO).......         50,000           1,337,500
IFC Capital Trust I, 9.25% (IN) .............         40,000           1,075,000
Matewan  BancShares,  Inc., Ser A,
7.50% (WV) ..................................         25,000             737,500
MVBI Capital  Trust,  7.46% ** (MO) .........         40,000           1,000,000
Riggs National Corp.,  Ser B, 10.75% (DC)....         93,000           2,557,500
Sovereign  Bancorp., Ser B, 6.25% (PA).......         15,000           2,040,000
Sterling  Bancshares  Capital Trust I,
9.28% (TX) ..................................         20,000             535,000
Banks & Thrifts (continued) VBC Capital I,
9.50% (CO) ..................................         20,000            $537,500
                                                                   -------------
                                                                      13,757,750
                                                                   -------------
Other (0.00%)
Core Cap, Inc., Ser A/I, 10.00% (NY) (r) ....            500              12,500
                                                                   -------------
         TOTAL PREFERRED STOCKS
         (Cost $11,225,000) .................         (1.13%)         13,770,250
                                                  ----------       -------------

                                             INTEREST      PAR VALUE     MARKET
                                               RATE      (000s OMITTED)   VALUE
                                               ----      --------------   -----
BONDS
BFC Capital Trust I,
Capital Securities, Ser A,
01-15-27 ....................................  9.650%        $250        274,375
CENFED Financial Corp. (R),
Sr Note 12-15-01 ............................ 11.170        3,500      3,880,625
Coastal Bancorp., Inc.,
Sr Note 06-30-02 ............................ 10.000        3,000      3,090,000
CSBI Capital Trust I (R),
Sub Cap Income, Ser A,
06-06-27 .................................... 11.750          770        816,200
Dime Bancorp.,
Sr Note 11-15-05 ............................ 10.500        3,690      3,948,300
Fidelity Federal Bancorp.,
Sub Note 06-01-05 ........................... 10.000        1,000        980,000
First Federal Financial Corp.,
Note 10-01-04 ............................... 11.750        2,000      2,210,000
MAF Bancorp., Inc.,
Sub Note 09-30-05 ...........................  8.320        1,500      1,485,000
ML Capital Trust I,
Capital Securities 03-01-27 .................  9.875        1,000      1,150,000
Ocwen Federal Bank,
Sub Deb 06-15-05 ............................ 12.000        1,000      1,110,000
WSFS Financial Corp.,
Sr Note 12-31-05 ............................ 11.000        3,000      3,180,000
                                                                   -------------
         TOTAL BONDS
         (Cost $20,882,875) .................              (1.81%)    22,124,500
                                                          -------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                           FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund


                                         INTEREST      PAR VALUE      MARKET
                                           RATE      (000s OMITTED)   VALUE
                                           ----      --------------   -----

SHORT-TERM INVESTMENTS
Certificates of Deposit (0.01%)
Deposits in Mutual Banks  ..............                                 $57,167
                                                                   -------------
Joint Repurchase Agreement (5.46%)
Investment in a joint repurchase
agreement transaction with
Toronto Dominion Securities
USA, Inc.-D Dated 04-30-98,
due 05-1-98 (Secured by
U.S. Treasury Notes,
5.00% thru 9.125%, due
02-15-99 thru 07-31-00)
-DNote A ...............................  5.500%        $66,788       66,788,000
                                                                  --------------
                    TOTAL SHORT-TERM INVESTMENTS         (5.47%)      66,845,167
                                                                  --------------
                                TOTAL INVESTENTS        (99.70%)   1,218,667,118
                                                                  --------------
               OTHER ASSETS AND LIABILITIES, NET         (0.30%)       3,694,207
                                                                  --------------
                                TOTAL NET ASSETS       (100.00%)  $1,222,361,325
                                                                  ==============

NOTES TO SCHEDULE OF INVESTMENTS

*    Non-income producing security.
**   Floating rate effective April 30, 1998.
(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,726,825 as of April 30, 1998.
(r) The securities listed below are direct placement securities and are restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on these restricted securities is as follows:


                                                                 MARKET       MARKET
                                                                 VALUE AS A   VALUE
                                                                 PERCENTAGE   AS OF
                                ACQUISITION   ACQUISITION        OF FUND'S    APRIL 30,
                                   DATE          COST            NET ASSETS   1998
                                   ----          ----            ----------   ----
Core Cap, Inc.
(Common Stock) ................  10-31-97        $10,000           0.00%     $10,000
(Preferred Stock) .............  10-31-97         12,500           0.00       12,500
SFC Acquisition Corp. .........  03-30-98      1,500,000           0.12    1,500,000
UCBH Holdings, Inc. ...........  04-16-98      2,000,000           0.16    1,999,995

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund


(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
The John Hancock Bank and Thrift Opportunity Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. To provide the initial capital of the Fund, John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., purchased a total of 20,000 common shares for an aggregate purchase price of $100,000 on August 8, 1994. The Adviser was the sole holder of common shares until the public offering was completed and the operations of the Fund commenced on August 23, 1994. The Fund's primary investment objective is long-term capital appreciation.

On November 7, 1997 the Board of Trustees of the Fund voted to split the shares four for one, effective December 2, 1997. All per share amounts and net asset values have been restated to reflect the stock split.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund


The Fund may use option contracts to manage its exposure to the stock market. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended April 30, 1998.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS  WITH AFFILIATES AND OTHERS
Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 1.15% of the Fund's average weekly net asset value.

The Fund has also entered into an administrative agreement with the Adviser pursuant to which the Adviser provides certain administrative services on behalf of the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.25% of the Fund's average weekly net asset value.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The Adviser owns 20,000 shares of beneficial interest of the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,877.

NOTE C -
INVESTMENT  TRANSACTIONS
Purchases  and  proceeds  from  sales  of  securities,   other  than  short-term
obligations, during the year ended April 30, 1998, aggregated $42,930,671 and $92,476,569, respectively.

The cost of investments owned at April 30, 1998 for federal income tax purposes was $480,195,392.

Gross  unrealized   appreciation  and  depreciation  of  investments  aggregated
$738,578,220   and   $106,494,   respectively,   resulting  in  net   unrealized
appreciation of $738,471,726.

NOTE D - CAPITAL

In connection with the Fund's initial public offering in August 1994, the Fund recorded proceeds of $458,770,000, net of estimated offering costs of $1,230,000, through the issuance of 92,000,000 common shares at $5.00 per share. As of April 30, 1998, the Fund had incurred $1,156,818 of public offering expenses and had adjusted capital paid-in for $73,182 which represents the balance of estimated offering costs which the Fund does not expect to incur. During the years ended October 31, 1996 and 1997, 2,431,600 shares and 1,188,400

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                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund


shares, respectively, of the Fund's stock were purchased from stockholders at an average discount of 18.0% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

NOTE E -
TRANSACTIONS  IN SECURITIES OF AFFILIATED  ISSUERS
Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended April 30, 1998 is set forth below.


                                                       ACQUISITIONS     DISPOSITIONS
                                        BEGINNING   ---------------------------------  ENDING
                                        SHARE       SHARE             SHARE            SHARE    REALIZED    DIVIDEND   ENDING
AFFILIATE                               AMOUNT      AMOUNT   COST    AMOUNT   COST     AMOUNT   GAIN        INCOME     VALUE
----------------------------------------------------------------------------------------------------------------------------
Bank West Financial Corp. (MI)          112,000        -      $-        -       $-   168,000(1)     $-     $10,080   $2,373,000
Bank Yorba Linda (CA)                   110,000        -       -        -        -   110,000         -       5,500    2,392,500
First Financial Corp. (RI)               94,000        -       -   10,000   93,750    84,000    68,120       9,740    1,407,000
Mahaska Investment Co. (IA)             149,500        -       -        -        -   249,171(2)      -      67,784    5,481,762
MVBI Capital Trust (MO)                  40,000        -       -        -        -    40,000         -           -    1,000,000
Northwest Equity Corp. (WI)              61,000        -       -        -        -    61,000         -      18,910    1,265,750
Penn Fed Financial Services, Inc. (NJ)  305,500        -       -        -        -   611,000(4)      -      42,770   10,921,625
Pittsburgh Home Financial Corp. (PA)    100,000        -       -        -        -   100,000         -     262,000    1,800,000
St. Landry Financial Corp. (LA)          25,000        -       -        -        -    25,000         -           -      443,750
Surety Capital Corp. (TX)               296,800        -       -   43,100  140,075   253,700(3) 145,755          -            -
Wells Financial Corp. (MN)              122,000        -       -        -        -   122,000         -      32,940    2,592,500
                                                           -------         --------             --------   --------   ---------
                                                                       $- $233,825             $213,875   $449,724  $29,677,887
                                                                         =========              =======    =======   ==========
(1)  Reflects  three-for-two  stock split as of December 3, 1997.
(2)  Reflects five-for-three stock split as of November 12, 1997.
(3) As of April 30, 1998, no longer an affiliated issuer.
(4) Reflects two-for-one stock split as of February 11, 1998.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

             John Hancock Funds - Bank and Thrift Opportunity Fund


SHAREHOLDER MEETING
On March 5, 1998, the Annual Meeting of John Hancock Bank and Thrift Opportunity Fund (the "Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                        FOR        AUTHORITY WITHHELD
Edward J. Boudreau, Jr.              82,209,531         643,781
Anne C. Hodsdon                      82,172,651         680,661
Steven R. Pruchansky                 82,205,287         648,025
Norman H. Smith                      82,185,016         668,296

The shareholders also ratified the Trustees' selection of Deloitte and Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 1998, with the votes tabulated as follows: 82,011,104 FOR, 375,644 AGAINST and 466,653 ABSTAINING.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


INVESTMENT OBJECTIVE AND POLICY
John Hancock Bank and Thrift Opportunity Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994 and are publicly traded on the New York Stock Exchange. Its investment objective is long-term capital appreciation.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan, (the "Plan"), which offers the opportunity to earn compound yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as agent for holders of Common Shares pursuant to the Plan (the "Plan Agent") unless an election is made to receive cash. Each registered shareholder will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gains distributions in the form of a shares dividend. The Plan Agent will effect purchases of Common Shares under the Plan in the open market. The Fund will not issue any new shares in connection with the Plan. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as divided disbursing agent. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, either a cash payment will be made to the participant for the full value of the Common Shares credited to the account upon instruction by the participant or certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certified form in the name of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers, or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Shares may be purchased through broker-dealers.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions.

================================================================================

             John Hancock Funds - Bank and Thrift Opportunity Fund


Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional Common Shares, and the automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

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